Coho Relative Value Equity Fund
COHOX

Coho Relative Value ESG Fund
CESGX

Each a series of Managed Portfolio Series

Supplement dated August 4, 2025 to the
Statutory Prospectus and Statement of Additional Information (“SAI”)
dated November 28, 2024

Effective immediately, Christopher Leonard and Ruairi O’Neill will no longer serve as portfolio managers of the Coho Relative Value Equity Fund and Coho Relative Value ESG Fund. All references to Messrs. Leonard and O’Neill in each Fund’s statutory prospectus and SAI are hereby deleted. Peter Thompson, Coho Partners’ Founder and Chief Investment Officer, will continue to serve as the portfolio manager responsible for the day-to-day management of each of the Funds.

Please retain this Supplement with your Prospectus and SAI for future reference.